UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2021

Kimco Realty Corporation
(Exact name of registrant as specified in its charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-10899	13-2744380
(Commission File Number)	(IRS Employer Identification No.)

500 N. Broadway
Suite 201
Jericho, New York 11753
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (516) 869-9000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	KIM	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.125% Class L Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprL	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.250% Class M Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.   Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Kimco Realty Corporation, a Maryland corporation (the “Company”) was held on April 27, 2021. The Company previously filed with the Securities and Exchange Commission the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) and related materials pertaining to this meeting. On the record date of March 2, 2021, there were 433,441,222 shares of common stock, par value $.01 per share outstanding and eligible to vote.

Proposal 1: Election of Directors

Elected the following eight nominees to the Board of Directors (the “Board”) of the Company to serve as directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualify.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Milton Cooper	354,025,441	10,550,584	1,252,458	25,502,990
Philip E. Coviello	354,921,420	10,624,008	283,055	25,502,990
Conor C. Flynn	362,493,658	3,079,724	255,101	25,502,990
Frank Lourenso	350,014,433	15,531,592	282,458	25,502,990
Henry Moniz	363,425,757	2,118,789	283,937	25,502,990
Mary Hogan Preusse	336,206,511	29,382,874	239,098	25,502,990
Valerie Richardson	363,785,141	1,803,245	240,097	25,502,990
Richard B. Saltzman	352,646,821	12,925,483	256,179	25,502,990

Proposal 2: Advisory Resolution to Approve the Company’s Executive Compensation

Approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis and the accompanying tables in the Proxy Statement. There were 358,836,225 votes for the proposal; 6,423,625 votes against the proposal; 568,633 abstentions; and 25,502,990 broker non-votes.

Proposal 3: Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm

Ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2021. There were 378,615,825 votes for the proposal; 12,510,505 votes against the proposal; 205,143 abstentions; and no broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMCO REALTY CORPORATION

Date: April 28, 2021	By:	/s/ Glenn G. Cohen
Glenn G. Cohen
Chief Financial Officer